UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 22, 1995



                 INTERSTATE BAKERIES CORPORATION

     (Exact name of registrant as specified in its charter)

                            Delaware

         (State or other jurisdiction of incorporation)

          1-11165                           43-1470322
  ------------------------       ---------------------------------
  (Commission File Number)       (IRS Employer Identification No.)


      12 East Armour Boulevard, Kansas City, Missouri 64111
- ------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (816) 561-6600
                                                   --------------

- -----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets.

          On July 22, 1995, Interstate Bakeries Corporation (the "Company") acquired from Ralston Purina Company ("RPC") RPC's indirect wholly-owned subsidiary, Continental Baking Company ("CBC") for a purchase price of $220,000,000 in cash and 16,923,077 shares of common stock of the Company, pursuant to the terms of the Purchase and Sale Agreement dated April 12, 1995 (the "Purchase Agreement"). A copy of the Purchase Agreement is filed as Appendix B to the Proxy Statement which was mailed to the Company's stockholders on June 22, 1995 (the "Proxy Statement"). On July 24, 1995, CBC was merged with and into Interstate Brands Corporation, a wholly-owned subsidiary of IBC ("Brands").

          The manner of the acquisition, the nature and amount of the consideration given, the principle followed in determining the amount of the consideration, the source of funds, and the nature of the business acquired are set forth in the Proxy Statement.

          RELATED REGULATORY MATTER. On Thursday, July 20, 1995, the Company, CBC and the Antitrust Division of the Department of Justice signed, and filed with the United States District Court for the Northern District of Illinois, stipulations for Final Judgment and for holding separate certain assets following the closing of the acquisition of CBC. The Final Judgment contemplates the divestiture of one white pan bread label of the combined Brands/CBC entity in certain counties in southern California, eastern Wisconsin, central Illinois and the Chicago area. The hold separate stipulation contemplates that the combined Brands/CBC entity, after closing, will operate separately certain parts of the combined businesses in these areas. The hold separate stipulation was signed and ordered by the court. The Final Judgment will be published in the Federal Register and is not expected to be considered by the Court until after expiration of a sixty-day public comment period.

           A copy of the press release issued by the Company announcing the transaction is filed herewith as Exhibit 1.
Exhibit 1 is incorporated herein by this reference. A copy of the Proxy Statement is incorporated herein by reference as Exhibit 2.

Item 5.  Other Events.

          Pursuant to the terms of the Shareholder Agreement entered into by the Company and RPC on July 22, 1995 (the "Shareholder Agreement"), Mr. William P. Stiritz, Chairman of the Board, President and Chief Executive Officer of RPC and James R. Elsesser, Vice President and Chief Financial Officer of RPC were appointed to the Board of the Company effective July 22, 1995, bringing the number of Directors on the Board to nine. Mr. Stiritz was appointed as a Class I Director to serve until 1997 and Mr. Elsesser was appointed as a Class III Director to serve until 1996. The Company has agreed to nominate Mr. Elsesser or his successor to an additional two-year term in 1996. A copy of the Shareholder Agreement is filed with the Proxy Statement.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit             Description

        1                Press release, dated July 21, 1995,
                         issued by Interstate Bakeries
                         Corporation.

        2                Proxy Statement, dated June 20, 1995.*




  * Previously filed with the Securities and Exchange Commission on June 22, 1995.

                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              INTERSTATE BAKERIES CORPORATION


                              By:  /s/ Charles A. Sullivan
                                   -----------------------
                                   Charles A. Sullivan
                                   Chairman of the Board and
                                   Chief Executive Officer

Date:  July 26, 1995

                          EXHIBIT INDEX
                          -------------



Exhibit       Description                                   Page
- -------       -----------                                   ----

   1           Press release, dated July 21, 1995,
               issued by Interstate Bakeries Corporation

   2           Proxy Statement, dated June 20, 1995*




  * Previously filed with the Securities and Exchange Commission on June 22, 1995.